                                   EXHIBIT 21
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                              LIST OF SUBSIDIARIES


                                                                                                              PERCENTAGE
                                                                                   STATE OR                   OF VOTING
                                                                                JURISDICTION OF               SECURITIES
                                  NAME                                           INCORPORATION                  OWNED
                                  ----                                           -------------                  -----
Al Wasl Marine LLC......................................................   Dubai                                  49%
Antilles Marine Service Limited.........................................   Trinidad & Tobago                      50%
Candies Tidewater Joint Venture, L.L.C..................................   Louisiana                              50%
Compania Maritima de Magallanes Limitada................................   Chile                                 100%
Divetide Limited........................................................   Thailand                               49%
Equipo Mara, C.A........................................................   Venezuela                            19.9%
Equipo Zulia, C.A.......................................................   Venezuela                             100%
Fairway Personnel Services Limited......................................   England                               100%
Four Star Marine, Inc...................................................   Louisiana                              49%
Gulf Fleet Abu Dhabi....................................................   Abu Dhabi                              49%
Gulf Fleet Middle East, Inc.............................................   Panama                                100%
Gulf Fleet N.V..........................................................   Netherlands Antilles                  100%
Gulf Fleet Supply Vessels, L.L.C........................................   Louisiana                             100%
Hilliard Oil & Gas, Inc.................................................   Nevada                                100%
Hornbeck Shipping Limited...............................................   Isle of Man                           100%
Jackson Marine, L.L.C...................................................   Louisiana                             100%
Jackson Marine, S.A.....................................................   Panama                                100%
Java Boat Corporation...................................................   Louisiana                             100%
Lamnalco-Tidewater Marine Service Limited...............................   Vanuatu                                50%
Maritide Offshore Oil Services Company S.A.E............................   Egypt                                  49%
Mashhor Marine Sdn. Bhd.................................................   Brunei                                 70%
Niugini Offshore Services Joint Venture (unincorporated)................   New Guinea                             50%
O.I.L. (Nigeria) Limited................................................   Nigeria                              82.1%
Offshore Pacific Pty. Ltd...............................................   Vanuatu                               100%
OSA do Brasil Representacoes Ltda.......................................   Brazil                                100%
OSA Marine Services (Asia) Pte. Limited.................................   Singapore                             100%
OSA Marine Services GmbH................................................   Germany                               100%
Pacific Tidewater Pty. Ltd..............................................   Australia                             100%
Pan Marine International, Inc...........................................   Cayman Islands                        100%
Pan-Marine do Brasil Transportes Ltda...................................   Brazil                                100%
Pental Insurance Co. Ltd................................................   Bermuda                               100%
Point Marine, L.L.C.....................................................   Louisiana                             100%
Provident Marine Ltd....................................................   Turks & Caicos                         50%
Quality Shipyards, L.L.C................................................   Louisiana                             100%
Remolcadores y Gabarras Remigasa, S.A...................................   Venezuela                            19.9%
S.O.P., Inc.............................................................   Louisiana                             100%
Seafarer Boat Corporation...............................................   Louisiana                             100%
Servicios de Abastecimientos Mexicanos, S. de R.L. de C.V...............   Mexico                                100%
Servicios Maritimos del Carmen, S.A. de C.V.............................   Mexico                                100%
Servicios Maritimos Ves, S. de R.L. de C.V..............................   Mexico                                100%
Servicios y Representaciones Maritimas Mexicanas, S.A. de C.V...........   Mexico                                100%
Sin-Hai Offshore Co. Pte. Ltd...........................................   Singapore                            97.5%
Solo Fleet Sdn. Bhd.....................................................   Malaysia                               49%
Solo Fleet Two Sdn. Bhd.................................................   Malaysia                               49%
Sonatide Marine, Ltd....................................................   Cayman Islands                         49%
Southern Ocean Services Pte. Ltd........................................   Singapore                             100%
T. Benetee L.L.C........................................................   Louisiana                             100%

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
                                                                                                              PERCENTAGE
                                                                                   STATE OR                   OF VOTING
                                                                                JURISDICTION OF               SECURITIES
                                  NAME                                           INCORPORATION                  OWNED
                                  ----                                           -------------                  -----
Thabet and O.I.L. Co. Ltd...............................................   Yemen                                  30%
Thai OSA Services Limited...............................................   Thailand                               49%
Tidewater Australia Pte. Ltd............................................   Australia                             100%
Tidewater Caribe, C.A...................................................   Venezuela                             100%
Tidewater Crewing Limited...............................................   Cayman Islands                        100%
Tidewater Foreign Sales Corporation.....................................   Barbados                              100%
Tidewater Marine Service (Malaysia) Sdn. Bhd............................   Malaysia                              100%
Tidewater Marine Alaska, Inc............................................   Alaska                                100%
Tidewater Marine Australia Pty. Limited.................................   Australia                             100%
Tidewater Marine International Pte. Ltd.................................   Singapore                             100%
Tidewater Marine International, Inc.....................................   Panama                                100%
Tidewater Marine North Sea Limited......................................   England                               100%
Tidewater Marine Service (M) Sdn. Bhd...................................   Malaysia                               49%
Tidewater Marine Service, C.A. (SEMARCA)................................   Venezuela                             100%
Tidewater Marine Service, Inc...........................................   Louisiana                             100%
Tidewater Marine West Indies Limited....................................   Bahama Islands                        100%
Tidewater Marine Western, Inc...........................................   Texas                                 100%
Tidewater Marine, L.L.C.................................................   Louisiana                             100%
Tidewater Offshore (GP-1984), Inc.......................................   Delaware                              100%
Tidewater Vessels Limited...............................................   Cayman Islands                        100%
Tidex (Malaysia) Sdn. Bhd...............................................   Malaysia                              100%
Tidex Nigeria Limited...................................................   Nigeria                                60%
Tidex/OTS Nigeria Limited (unincorporated)..............................   Nigeria                                50%
TT Boat Corporation.....................................................   Louisiana                             100%
Twenty Grand Marine Service, L.L.C......................................   Louisiana                             100%
Twenty Grand Offshore, Inc..............................................   Louisiana                             100%
VTG Supply Boat Liberia Inc.............................................   Liberia                               100%
Zapata Gulf Indonesia Limited...........................................   Vanuatu                                80%
Zapata Gulf Marine International Limited................................   Vanuatu                               100%
Zapata Gulf Marine L.L.C................................................   Louisiana                             100%
Zapata Gulf Marine Operators, L.L.C.....................................   Louisiana                             100%
Zapata Gulf Pacific, L.L.C..............................................   Louisiana                             100%
Zapata Marine Service (Nigeria) Limited.................................   Nigeria                               100%
Zapata Servicos Maritimos Ltda..........................................   Brazil                                100%
Zhong Chang Offshore Marine Service Company Ltd.........................   China                                  50%

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